SUPPLEMENT DATED SEPTEMBER 14, 2004
TO THE
PROSPECTUS DATED JULY 29, 2004

Buffalo Funds®
Buffalo Balanced Fund
Buffalo High Yield Fund
Buffalo Large Cap Fund
Buffalo Micro Cap Fund
Buffalo Mid Cap Fund
Buffalo Science & Technology Fund
Buffalo Small Cap Fund
Buffalo USA Global Fund
(the "Funds")

This Supplement amends the information provided in the Section entitled "Fees and Expenses" on page 11 of the Prospectus and the Paragraph entitled "Redemption Fee" on page 20 of the Prospectus.

With respect to purchases made on or after January 1, 2005, the Buffalo Balanced Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo USA Global Fund will each charge a 2.00% redemption fee on redemptions or exchanges of Fund shares that are made within 60 days of purchase and the Buffalo Small Cap Fund will charge a 2.00% redemption fee on redemptions or exchanges of Fund shares that are made within 180 days of purchase.

The Funds will continue to charge a service fee (currently $15.00) for redemptions effected via wire transfer. Also, the Buffalo High Yield Fund and the Buffalo Micro Cap Fund will continue to charge a 2.00% redemption fee on redemptions or exchanges of Fund shares that are made within 180 days of purchase.

Effective January 1, 2005, the Section entitled "Fees and Expenses" is replaced in its entirety with the following:

Fees and Expenses
The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

	Buffalo Balanced Fund	Buffalo High Yield Fund	Buffalo Large Cap Fund	Buffalo Micro Cap Fund	Buffalo Mid Cap Fund	Buffalo Science & Technology Fund	Buffalo Small Cap Fund	Buffalo USA Global Fund

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) .	None	None	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None	None	None
Redemption Fee*†	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None	None	None	None	None
*A $15 fee is imposed for redemptions by wire.
 †If you redeem or exchange shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund or Buffalo Small Cap Fund within 180 days of purchase, you will be charged a 2.00% redemption fee. If you redeem or exchange shares of the Buffalo Balanced Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund or Buffalo USA Global Fund within 60 days of purchase, you will be charged a 2.00% redemption fee.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%	1.45%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) fees	None	None	None	None	None	None	None	None
Other Expenses	0.05%	0.03%	0.04%	0.11%*	0.03%	0.03%	0.01%	0.03%

Total Annual Fund Operating Expenses	1.05%	1.03%	1.04%	1.56%	1.03%	1.03%	1.01%	1.03%
*Because the Buffalo Micro Cap Fund has recently commenced operations, the "Other Expenses" figure shown reflects estimated expenses expected to be incurred for the fiscal period ending March 31, 2005.

The paragraph titled "Redemption Fee" on page 20 in the section entitled "Additional Policies about Transactions" is replaced in its entirety with the following:

Redemption Fee — If shares of the Buffalo High Yield, Buffalo Micro Cap or Buffalo Small Cap Funds are sold or exchanged within 180 days of their purchase, or if shares of the Buffalo Balanced, Buffalo Large Cap, Buffalo Mid Cap, Buffalo Science & Technology or Buffalo USA Global Funds are sold or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed. The Fund will employ the "first in, first out" method to calculate the 60-day or 180-day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Please retain this Supplement with the Prospectus.